UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2013

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53945 (Commission File Number)	26-2875286 (IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.
The purpose of this amendment is to correct the inadvertent filing by Inland Diversified Real Estate Trust, Inc. of a Form 8-K/A under the “form type” Form 8-K on the EDGAR system. The inadvertent filing was made on February 19, 2013 and accepted by the EDGAR system at 11:33:07 a.m. EST. This report is being filed solely to correct that error. There are no other changes to the filing, which is reproduced in its entirety below.
Explanatory Note.
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Inland Diversified Real Estate Trust, Inc. (which may be referred to as the “Registrant,” the “Company,” “we,” “our,” and “us”) hereby amends its Current Report on Form 8-K filed on January 3, 2013 to provide the required financial information relating to our entry, through a wholly-owned subsidiary, into a joint venture with Centennial Centre, L.L.C., Eastern - Beltway, Ltd., Centennial Gateway, LLC, and Retail Development Partners, LLC formed for the purpose of owning, operating and managing an aggregate of 1,746,744 square feet of retail space comprised of six shopping centers located in Las Vegas and Henderson, Nevada known as Centennial Center, Centennial Gateway, Eastgate, Eastern Beltway Center, Cannery Corner, and Lowe's Plaza.

Item 9.01.  Financial Statements and Exhibits
(a)           Financial statements of businesses acquired

Page
Territory Portfolio

Independent Auditors’ Report	F-1

Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2012 (unaudited) and the year ended December 31, 2011	F-2

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2012 (unaudited) and the year ended December 31, 2011	F-3
(b)           Pro forma financial information
(c)           Exhibits

Exhibit No.	Title of Exhibit
23.1	Consent of KPMG, LLP dated February 19, 2013*
*Previously filed on Form 8-K dated February 19, 2013

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date:	February 19, 2013	By:	/s/ Steven T. Hippel
		Name:	Steven T. Hippel
		Title	Chief Financial Officer

3

Index to Financial Statements

Page
Territory Portfolio

Independent Auditors’ Report	F-1

Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2012 (unaudited) and the year ended December 31, 2011	F-2

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2012 (unaudited) and the year ended December 31, 2011	F-3

Pro Forma Financial Information

Pro Forma Consolidated Balance Sheet as of September 30, 2012 (unaudited)	F-5

Notes to Pro Forma Consolidated Balance Sheet as of September 30, 2012 (unaudited)	F-7

Pro Forma Consolidated Statement of Operations and Other Comprehensive Income for the nine months ended September 30, 2012 (unaudited)	F-8

Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Income for the nine months ended September 30, 2012 (unaudited)	F-10

Pro Forma Consolidated Statement of Operations and Other Comprehensive Income for the year ended December 31, 2011 (unaudited)	F-12

Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Income for the year ended December 31, 2011 (unaudited)	F-14

4

Independent Auditors’ Report

The Board of Directors
Inland Diversified Real Estate Trust, Inc.:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Centennial Center, Centennial Gateway, Eastgate, Eastern Beltway Center, Cannery Corner, and Lowe's Plaza (the Territory Portfolio) for the year ended December 31, 2011. This Historical Summary is the responsibility of management of Inland Diversified Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Territory Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in a Form 8-K/A of Inland Diversified Real Estate Trust, Inc., to be filed with the Securities and Exchange Commission, as described in note 2. It is not intended to be a complete presentation of the Territory Portfolio’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

February 14, 2013

Territory Portfolio
Historical Summary of Gross Income and
Direct Operating Expenses
For the Nine Month Period ended September 30, 2012 (unaudited)
and Year ended December 31, 2011

	Nine months ended September 30, 2012 (unaudited)	Year ended December 31, 2011
Gross income:
Base rental income	$14,710,880	$18,958,446
Operating expense, insurance, and real estate tax recoveries	2,532,547	3,064,347
Other income	146,682	186,307
Total gross income	17,390,109	22,209,100
Direct operating expenses:
Operating expenses	2,272,640	2,835,884
Insurance	132,249	125,613
Real estate taxes	958,572	1,393,002
Total direct operating expenses	3,363,461	4,354,499
Excess of gross income over direct operating expenses	$14,026,648	$17,854,601

See accompanying notes to historical summary of gross income and direct operating expenses.

Territory Portfolio
Notes to Historical Summary of Gross Income and
Direct Operating Expenses
 For the Nine Month Period ended September 30, 2012 (unaudited)
and Year ended December 31, 2011

(1)           Business
Centennial Center, Centennial Gateway, Eastgate, Eastern Beltway Center, Cannery Corner and Lowe's Plaza (collectively, the Territory Portfolio) are located in Las Vegas and Henderson, Nevada. The Territory Portfolio has approximately 1,832,264 square feet (unaudited) of gross leasable area of retail space, and was approximately 82% (unaudited) leased, at December 31, 2011 to a total of 146 tenants. Inland Diversified Real Estate Trust, Inc. (IDRETI), through its wholly owned subsidiary, Inland Territory Member, L.L.C. (ITM), and Centennial Center, L.L.C., Centennial Holdings, L.L.C., Centennial Gateway, LLC, Retail Development Partners, LLC, Eastern - Beltway, Ltd., Craig Losee Corner, L.L.C., and Virgin Territory, L.L.C. (collectively, the Seller), unaffiliated third parties, formed a joint venture, Inland Territory, L.L.C (the Joint Venture), of which ITM owns all Class A shares and the Seller owns all Class B shares. The Seller contributed the Territory Portfolio to the Joint Venture on December 27, 2012.
(2)           Basis of Presentation
The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (SEC) Regulation S-X and for inclusion in the Form 8-K/A of IDRETI to be filed with the SEC and is not intended to be a complete presentation of the Territory Portfolio's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Territory Portfolio to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.
The unaudited Historical Summary for the nine months ended September 30, 2012 has been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management of IDRETI, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the nine months ended September 30, 2012 is not necessarily indicative of the expected results for the entire year ended December 31, 2012.
(3)           Gross Income
The Territory Portfolio leases retail space under various lease agreements with their tenants. All leases are accounted for as operating leases. The leases include provisions under which the Territory Portfolio is reimbursed for common area, real estate tax, and insurance expenses. Revenue related to these reimbursed expenses is recognized in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.
Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. If collectability issues exist, rental income may be recognized on a cash basis. Related adjustments decreased base rental income by $276,841 (unaudited) for the nine months ended September 30, 2012 and increased base rental income by $105,683 for the year ended December 31, 2011.

Territory Portfolio
Historical Summary of Gross Income and
Direct Operating Expenses
For the Nine Month Period ended September 30, 2012 (unaudited)
and Year ended December 31, 2011

Minimum rents to be received from retail tenants under operating leases, with remaining lease terms ranging from 2 to 75 years, as of December 31, 2011, are as follows:

Year:
2012	$18,539,112
2013	17,307,611
2014	15,304,488
2015	14,557,655
2016	13,783,811
Thereafter	92,921,776
$172,414,453
(4)    Direct Operating Expenses
Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Territory Portfolio. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation, amortization and interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.
(5)    Related-Party Transactions
Territory Incorporated (Territory), an affiliate of the Sellers, provided property management services to the Territory Portfolio. Territory charged a management fee of approximately 3% to 4% of collected revenue earned by the Territory Portfolio. The Territory Portfolio incurred management fees of $586,608 (unaudited) and $736,597, which are included in operating expenses for the nine month period ended September 30, 2012 and the year ended December 31, 2011, respectively. These management fees may not be comparable to the management fees charged to the Territory Portfolio by IDRETI.
(6)    Subsequent Events
Subsequent to December 31, 2011 and through February 14, 2013, the date through which management evaluated subsequent events and on which date the Historical Summary was issued, management did not identify any subsequent events requiring additional disclosure.

Inland Diversified Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
September 30, 2012
(Dollars in thousands)
(unaudited)
The following unaudited pro forma Consolidated Balance Sheet is presented as if the acquisitions and financings had occurred on September 30, 2012.
This unaudited pro forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at September 30, 2012, nor does it purport to represent our future financial position. Pro forma adjustments have been made for the significant properties that were purchased and financed subsequent to September 30, 2012. The pro forma adjustments were made for the following properties: Centennial Center, Centennial Gateway, Eastgate, Eastern Beltway Center, Cannery Corner, and Lowe's Plaza (together, the "Territory Portfolio") and Crossing at Killingly Commons.
The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

Inland Diversified Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
September 30, 2012
(Dollars in thousands)
(unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
Assets
Net investment properties (C)	$1,547,528	$321,503	$1,869,031
Cash and cash equivalents (E)	113,426	(68,610)	44,816
Restricted cash and escrows	5,322	—	5,322
Investment in marketable securities	39,803	—	39,803
Investment in unconsolidated entities	486	—	486
Accounts and rents receivable, net	11,536	—	11,536
Acquired lease intangibles, net (C) (D)	227,661	44,121	271,782
Deferred costs, net	7,757	—	7,757
Other assets	12,473	—	12,473
Total assets	$1,965,992	$297,014	$2,263,006

Liabilities and Equity
Mortgages, credit facility and securities margin payable (C)	$896,168	$234,440	$1,130,608
Accrued offering expenses	385	—	385
Accounts payable and accrued expenses (F)	5,784	446	6,230
Distributions payable	5,388	—	5,388
Accrued real estate taxes payable	9,777	—	9,777
Deferred investment property acquisition obligations (C) (G)	46,610	12,312	58,922
Other liabilities	13,487	—	13,487
Acquired below market lease intangibles, net (C) (D)	31,979	10,654	42,633
Due to related parties	2,563	—	2,563
Total liabilities	1,012,141	257,852	1,269,993

Redeemable noncontrolling interests (H)	7,517	39,608	47,125

Equity:
Preferred stock	—	—	—
Common stock	114	—	114
Additional paid in capital, net of offering costs	1,017,177	—	1,017,177
Accumulated distributions and net loss	(72,364)	(446)	(72,810)
Accumulated other comprehensive income	(264)	—	(264)
Total Company stockholders’ equity	944,663	(446)	944,217
Noncontrolling interests	1,671	—	1,671
Total equity	946,334	(446)	945,888
Total liabilities and equity	$1,965,992	$297,014	$2,263,006

See accompanying notes to pro forma consolidated balance sheet.

Inland Diversified Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Balance Sheet
September 30, 2012
(Dollars in thousands)
(unaudited)

(A)	The historical column represents the Company’s Consolidated Balance Sheet as of September 30, 2012 as filed with the Securities and Exchange Commission on Form 10-Q.
(B)    The pro forma adjustments column includes adjustments related to our significant acquisitions and mortgage financings which occurred after September 30, 2012 and is detailed below as follows:

	Territory Portfolio	Crossing at Killingly Commons	Total Pro Forma Adjustments
Net investment properties	$267,010	$54,493	$321,503

Intangible assets, net	$36,713	$7,408	$44,121

Intangible liabilities, net	$8,454	$2,200	$10,654

Deferred investment property acquisition obligations	$7,219	$5,093	$12,312

Mortgages, credit facility and securities margin payable	$201,440	$33,000	$234,440

Redeemable noncontrolling interests	$30,000	$9,608	$39,608

(C)
The pro forma adjustments reflect the acquisitions and mortgage financings of the following properties by the Company.  No pro forma adjustments have been made for prorations as the amounts are not significant. The Company acquired the Territory Portfolio and Crossing at Killingly Commons by paying cash of $68,610, entering into or assuming mortgage loans payable of $181,940, funding from the credit facility of $52,500 and issuing redeemable noncontrolling interests of $39,608.

Property	Net assets acquired
Territory Portfolio	$288,050
Crossings at Killingly Commons	54,608
Total	342,658

Allocation of net investments in properties:
Land	$46,251
Building and improvements	275,252
Acquired lease intangible assets, net	44,121
Acquired lease intangible liabilities, net	(10,654)
Deferred investment property acquisition obligations	(12,312)
Total	$342,658
Allocations are preliminary and subject to change.

(D)
Acquired intangibles represent above and below market leases and the difference between the property valued with existing in-place leases and the property valued as if vacant. The value of the acquired intangibles will be amortized over the lease terms. Allocations are preliminary and subject to change.

(E)	Pro forma cash use of $68,610 represents the cash paid for the pro forma net acquisition price of investments in real estate.

(F)	Estimated accrued acquisition related costs for the acquisitions included in (B).

(G)
The acquisitions described in (B) include earnout components to the purchase price, meaning the Company did not pay a portion of the purchase price of the property at closing, although the Company owns the entire property. The earnout component is recorded at the estimated fair value at the date of the property acquisition. The Company is not obligated to pay this contingent portion of the purchase price unless the space which was vacant at the time of acquisition is later leased by the seller within the time limits and parameters set forth in the acquisition agreement. The earnout payment is based on a predetermined formula applied to rental income received. The earnout agreement has a limited obligation period up to three years from the date of acquisition. If at the end of the time period certain spaces have not been leased, occupied or rent producing, the Company will have no further obligation to pay additional purchase price consideration and will retain ownership of the entire property.

(H)
Redeemable noncontrolling interests issued by the Company to the seller which are redeemable for cash or the Company's common shares on a one-for-one basis both at the option of the holder and upon the occurrence of an event that is not solely within the Company's control.

Inland Diversified Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations and Other Comprehensive Income
For the nine months ended September 30, 2012
(Dollars in thousands, except per share amounts)
(unaudited)
The following unaudited pro forma Consolidated Statement of Operations and Other Comprehensive Income is presented to give effect to the acquisitions and financings of the properties indicated in Note (B) of the Notes to the pro forma Consolidated Statement of Operations and Other Comprehensive Income as though they occurred on January 1, 2011. Pro forma adjustments have been made for significant properties that were purchased or financed subsequent to December 31, 2011. The pro forma adjustments were made for the following properties: the Territory Portfolio, City Center and Crossing at Killingly Commons.
The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.
This unaudited pro forma Consolidated Statement of Operations and Other Comprehensive Income is not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 2012, nor does it purport to represent our future results of operations.

Inland Diversified Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations and Other Comprehensive Income
For the nine months ended September 30, 2012
(Dollars in thousands, except per share amounts)
(unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
Rental income (C)	$71,997	$23,753	$95,750
Tenant recovery income	15,470	5,960	21,430
Other property income	1,711	147	1,858
Total income	89,178	29,860	119,038
General and administrative expenses	2,984	—	2,984
Acquisition related costs	3,650	—	3,650
Property operating expenses (D)	13,861	5,652	19,513
Real estate taxes	10,328	3,025	13,353
Depreciation and amortization (C)	34,215	17,693	51,908
Business management fee - related party	500	—	500
Total expenses	65,538	26,370	91,908
Operating income	23,640	3,490	27,130
Interest and dividend income	1,685	—	1,685
Realized loss on sale of marketable securities	22	—	22
Interest expense (E)	(22,724)	(7,816)	(30,540)
Equity in income of unconsolidated entities	253	—	253
Net income (loss)	2,876	(4,326)	(1,450)
Add: net loss attributable to noncontrolling interests	55	—	55
Less: net income attributable to redeemable noncontrolling interests (F)	(9)	(1,436)	(1,445)
Net income (loss) attributable to common stockholders	$2,922	$(5,762)	$(2,840)
Net income (loss) attributable to common stockholders per common share, basic and diluted (G)	$0.04		$(0.02)
Weighted average number of common shares outstanding, basic and diluted (G)	83,326,053		113,778,342
Comprehensive income (loss):
Net income (loss)	$2,876	$(4,326)	$(1,450)
Other comprehensive income:
Unrealized gain on marketable securities	2,927	—	2,927
Unrealized loss on derivatives	(1,406)	—	(1,406)
Gain reclassified into earnings from other comprehensive income on the sale of marketable securities	(22)	—	(22)
Comprehensive income (loss)	4,375	(4,326)	49
Add: comprehensive loss attributable to noncontrolling interests	55	—	55
Less: comprehensive income attributable to redeemable noncontrolling interests	(9)	(1,436)	(1,445)
Comprehensive income (loss) attributable to common stockholders	$4,421	$(5,762)	$(1,341)

See accompanying notes to pro forma consolidated statement of operations and other comprehensive income.

Inland Diversified Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Income
For the nine months ended September 30, 2012
(Dollars in thousands, except per share amounts)
(unaudited)

(A)
The historical column represents the Company’s Consolidated Statement of Operations and Other Comprehensive Income for the nine months ended September 30, 2012 as filed with the Securities and Exchange Commission on Form 10-Q.

(B)	Total pro forma adjustments for significant acquisitions consummated through the date of this filing are as though the properties were acquired January 1, 2011.
Total income, property operating expenses and real estate taxes for the nine months ended September 30, 2012 are based on information provided by the sellers for the Territory Portfolio, City Center and Crossing at Killingly Commons.
The pro forma adjustments for the nine months ended September 30, 2012 are composed of the following adjustments:

	Territory Portfolio	City Center	Crossing at Killingly Commons	Total Pro Forma Adjustments
Rental income	$14,319	$6,457	$2,977	$23,753
Tenant recovery income	2,532	2,472	956	5,960
Other property income	147	—	—	147
Total income	16,998	8,929	3,933	29,860
Property operating expenses	2,601	2,301	750	5,652
Real estate taxes	958	1,506	561	3,025
Depreciation and amortization	9,769	6,145	1,779	17,693
Total expenses	13,328	9,952	3,090	26,370
Operating income (loss)	3,670	(1,023)	843	3,490
Interest expense	(5,126)	(1,788)	(902)	(7,816)
Net loss	(1,456)	(2,811)	(59)	(4,326)
Less: net income attributable to redeemable noncontrolling interests	(901)	(175)	(360)	(1,436)
Net loss attributable to common stockholders	$(2,357)	$(2,986)	$(419)	$(5,762)

(C)
Investment properties will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements and 15 years for site improvements. The portion of the purchase price allocated to above or below market lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income. In-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense. The purchase price allocation for pro forma financial statement purposes are preliminary and may be subject to change.

(D)	Management fees are calculated as 4.5% of gross revenues pursuant to the new management agreements and are also included in property operating expenses.

Inland Diversified Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Income
For the nine months ended September 30, 2012
(Dollars in thousands, except per share amounts)
(unaudited)

(E)	The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

	Principal Balance	Interest Rate	Maturity Date
Centennial Center	$70,455	3.83%	January 6, 2023
Centennial Gateway	29,978	3.81%	January 1, 2023
Eastern Beltway Center	34,100	3.83%	January 6, 2023
Eastgate	14,407	3.81%	January 1, 2023
City Center	87,000	2.67%	September 28, 2022
Crossing at Killingly Commons (variable rate)	8,250	2.96%	November 1, 2017
Crossing at Killingly Commons (hedged to fixed rate)	24,750	3.73%	November 1, 2017
Credit facility	52,500	1.90%	October 31, 2015
	$321,440

(F)
The proforma preferred return to the holders of outstanding redeemable noncontrolling interest, based on a effective preferred return of 4.00%, 3.83% and 4.92% per annum for the Territory Portfolio, City Center and Crossing at Killingly Commons, respectively.

(G)
The pro forma weighted average shares of common stock outstanding for the nine months ended September 30, 2012 was calculated assuming all shares sold through September 30, 2012 were issued on January 1, 2011.

Inland Diversified Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations and Other Comprehensive Income
For the year ended December 31, 2011
(Dollars in thousands, except per share amounts)
(unaudited)
The following unaudited pro forma Consolidated Statement of Operations and Other Comprehensive Income is presented to give effect to the acquisitions or financings of the properties indicated in Note (B) of the Notes to the pro forma Consolidated Statement of Operations and Other Comprehensive Income as though they occurred on January 1, 2011. Pro forma adjustments have been made for the significant properties that were purchased or financed subsequent to December 31, 2011. The pro forma adjustments were made for the following properties: the Territory Portfolio, City Center and Crossing at Killingly Commons.
The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.
This unaudited pro forma Consolidated Statement of Operations and Other Comprehensive Income is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2011, nor does it purport to represent our future results of operations.

Inland Diversified Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations and Other Comprehensive Income
For the year ended December 31, 2011
(Dollars in thousands, except per share amounts)
(unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
Rental income (C)	$58,073	$31,250	$89,323
Tenant recovery income	12,379	8,088	20,467
Other property income	1,663	186	1,849
Total income	72,115	39,524	111,639
General and administrative expenses	2,770	—	2,770
Acquisition related costs	2,963	—	2,963
Property operating expenses (D)	12,296	7,677	19,973
Real estate taxes	7,789	4,272	12,061
Depreciation and amortization (C)	28,980	23,164	52,144
Business management fee - related party	1,000	—	1,000
Total expenses	55,798	35,113	90,911
Operating income	16,317	4,411	20,728
Interest and dividend income	871	—	871
Realized loss on sale of marketable securities	365	—	365
Interest expense (E)	(19,835)	(10,451)	(30,286)
Equity in income of unconsolidated entities	105	—	105
Net loss	(2,177)	(6,040)	(8,217)
Less: net income attributable to noncontrolling interests	(102)	—	(102)
Less: net income attributable to redeemable noncontrolling interests (F)	—	(1,916)	(1,916)
Net loss attributable to common stockholders	$(2,279)	$(7,956)	$(10,235)
Net loss attributable to common stockholders per common share, basic and diluted (G)	$(0.05)		$(0.09)
Weighted average number of common shares outstanding, basic and diluted (G)	42,105,681		113,778,342
Comprehensive income (loss):
Net loss	$(2,177)	$(6,040)	$(8,217)
Other comprehensive income:
Unrealized loss on marketable securities	(269)	—	(269)
Unrealized loss on derivatives	(1,293)		(1,293)
Gain reclassified into earnings from other comprehensive income on the sale of marketable securities	(365)	—	(365)
Comprehensive loss	(4,104)	(6,040)	(10,144)
Less: comprehensive income attributable to noncontrolling interests	(102)	—	(102)
Less: comprehensive income attributable to redeemable noncontrolling interests	—	(1,916)	(1,916)
Comprehensive loss attributable to common stockholders	$(4,206)	$(7,956)	$(12,162)

See accompanying notes to pro forma consolidated statement of operations and other comprehensive income.

Inland Diversified Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Income
For the year ended December 31, 2011
(Dollars in thousands, except per share amounts)
(unaudited)

(A)
The historical column represents the Company’s Consolidated Statement of Operations and Other Comprehensive Income for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on Form 10-K.

(B)	Total pro forma adjustments for significant acquisitions consummated through the date of this filing are as though the properties were acquired January 1, 2011.
Total income, property operating expenses and real estate taxes for the year ended December 31, 2011 are based on information provided by the sellers of the Territory Portfolio, City Center and Crossing at Killingly Commons.
The pro forma adjustments for the year ended December 31, 2011 are composed of the following adjustments:

	Territory Portfolio	City Center	Crossing at Killingly Commons	Total Pro Forma Adjustments
Rental income	$18,467	$8,746	$4,037	$31,250
Tenant recovery income	3,064	3,345	1,679	8,088
Other property income	186	—	—	186
Total income	21,717	12,091	5,716	39,524
Property operating expenses	3,224	2,993	1,460	7,677
Real estate taxes	1,393	2,131	748	4,272
Depreciation and amortization	12,950	7,872	2,342	23,164
Total expenses	17,567	12,996	4,550	35,113
Operating income	4,150	(905)	1,166	4,411
Interest expense	(6,842)	(2,407)	(1,202)	(10,451)
Net loss	(2,692)	(3,312)	(36)	(6,040)
Less: net income attributable to redeemable noncontrolling interests	(1,200)	(237)	(479)	(1,916)
Net loss attributable to common stockholders	$(3,892)	$(3,549)	$(515)	$(7,956)

(C)
Investment properties will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements and 15 years for site improvements. The portion of the purchase price allocated to above or below market lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income. In-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense. The purchase price allocation for pro forma financial statement purposes are preliminary and may be subject to change.

(D)	Management fees are calculated as 4.5% of gross revenues pursuant to the new management agreements and are also included in property operating expenses.

Inland Diversified Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations and Other Comprehensive Income
For the year ended December 31, 2011
(Dollars in thousands, except per share amounts)
(unaudited)

(E)	The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

	Principal Balance	Interest Rate	Maturity Date
Centennial Center	$70,455	3.83%	January 6, 2023
Centennial Gateway	29,978	3.81%	January 1, 2023
Eastern Beltway Center	34,100	3.83%	January 6, 2023
Eastgate	14,407	3.81%	January 1, 2023
City Center	87,000	2.67%	September 28, 2022
Crossing at Killingly Commons (variable rate)	8,250	2.96%	November 1, 2017
Crossing at Killingly Commons (hedged to fixed rate)	24,750	3.73%	November 1, 2017
Credit facility	52,500	1.90%	October 31, 2015
	$321,440

(F)
The proforma preferred return to the holders of outstanding redeemable noncontrolling interest, based on a effective preferred return of 4.00%, 3.83% and 4.92% per annum for the Territory Portfolio, City Center and Crossing at Killingly Commons, respectively.

(G)
The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2011 was calculated assuming all shares sold through September 30, 2012 were issued on January 1, 2011.